Exhibit 99.1

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Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company's current business plan and expectations regarding future operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic conditions and events and the impact they may have on us and our customers; ability to attract deposits and other sources of liquidity; oversupply of inventory and continued deterioration in values of California real estate, both residential and commercial; a prolonged slowdown in construction activity; changes in the financial performance and/or condition of our borrowers; changes in the level of non-performing assets and charge-offs; ability to repurchase our securities issued to the U.S. Treasury pursuant to its Capital Purchase Program; the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities, executive compensation and insurance) with which we and our subsidiaries must comply; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; inflation, interest rate, securities market and monetary fluctuations; political instability; acts of war or terrorism, or natural disasters, such as earthquakes, or the effects of pandemic flu; the timely development and acceptance of new banking products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowing and savings habits; technological changes; the ability to increase market share and control expenses; changes in the competitive environment among financial and bank holding companies and other financial service providers; continued volatility in the credit and equity markets and its effect on the general economy; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; changes in our organization, management, compensation and benefit plans; the costs and effects of legal and regulatory developments including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; our success at managing the risks involved in the foregoing items and other factors set forth in the Company's public reports including its Annual Report on Form 10-K for the year ended December 31, 2008, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law. 2

1974 Chino Valley Bank formed 1981 CVB Financial Corp. (holding company formed) 1996 Chino Valley Bank becomes Citizens Business Bank 2001 CVB Financial listed on NASDAQ ("CVBF") 3

4 Total Assets: $6.7 Billion Net Loans: $4.0 Billion Total Deposits (Including Repos): $4.9 Billion Tang. Common Equity: $570 Million Market Capitalization: $918 Million Source: Q4 2009 earnings release & company filings; Texas Ratio = (NPA's + 90 days delinquent) / (Reserves + Tang. Common Equity) Operating Highlights Financial Highlights 12/31/09 Largest financial institution headquartered in the Inland Empire region of Southern California Serves 42 cities with 44 business financial centers and 6 commercial banking centers throughout the Inland Empire, LA County, Orange County and the Central Valley of California Strong credit culture and underwriting integrity remain paramount at CVB NPA's / Loans & OREO: 2.04% LLR / NPL's: 156% Texas Ratio: 10.9%

Headquarters Bakersfield, CA Origin December 1980 Business Financial Centers 5 Assets $736 Million Deposits $530 Million Loans $689 Million 5 5

Loss sharing threshold of $144 million FDIC reimburses 80% of losses up to $144 million and 95% of any losses over threshold SJB assets acquired at a $57.6 million discount (2x loss sharing) 6

7 7 7

8 (in thousands)

9 Commercial Banking Centers Business Financial Centers New Business Financial Centers (SJB) 44 Business Financial Centers 6 Commercial Banking Centers

10 Interests of senior management and board of directors aligned with those of shareholders Significant equity ownership among executive management and board of directors Total Board: 15.42%, Borba family: 12.63% Edward J. Biebrich Jr. Executive Vice President 28 Years 12 Years Chief Financial Officer Todd E. Hollander Executive Vice President 19 Years 2 Years Sales Division Christopher D. Myers President 25 Years 4 Years Chief Executive Officer Yamynn De Angelis Executive Vice President 31 Years 23 Years Chief Risk Officer Chris A. Walters Executive Vice President 23 Years 3 Years CitizensTrust Banking CVBF Name Position Experience Service James F. Dowd Executive Vice President 33 Years 2 Years Chief Credit Officer David Harvey Executive Vice President 20 Years New Chief Operations Officer Chief Operations Officer Chief Operations Officer

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Bank Director Magazine (2010) Ranked #9 in the Nation...profitability, capital adequacy & asset quality Forbes Magazine (2010) Ranked #6 in the Nation BauerFinancial Report (2009) '5' Star Rating ABA Banking Journal (2009) 10th Ranked Bank in the Nation The Findley Report 19 Consecutive Years - Super Premier Performing Bank Fitch Rating BBB+ (September 2009) 13 13

14 (000's) Net Income After Taxes All-time High

15 (000's) Net Income After Taxes Provision For Loan Losses

16 Source: Q4 2009 earnings release & company filings; core deposits defined as total deposits less jumbo CD's, total deposits does include customer repos The average cost of deposits stands at .53%. This low cost of deposits has helped the Bank expand its net interest margin to 3.75%, compared to 3.41% for 12/31/2008 Strong relationship based deposit franchise, 78% of deposits are considered "core" Savings and demand deposits are showing a positive trend line, up 48% and 17% respectively, 12/31/2008 to 12/31/2009 Customer Repurchase Agreements or "Citizens Sweep Manager" totaled $485.1 Million as of 12/31/09. Average cost 0.95% Demand Deposits - 31.7% NOW, ATS and Other Transaction Accounts - 9.5% CDs < 100k - 2.1% MMA & Other Savings - 24.6% CDs > 100k - 22.2% CDs > 100k - 22.2% Customer Repurchase Agreements - 9.9%

17 Source: Q4 2009 earnings release & other company filings, SNL Financial-peers represent select public CA banks with assets $2 - $22 billion Source: Q4 2009 earnings release & other company filings, SNL Financial-peers represent select public CA banks with assets $2 - $22 billion Cost of Deposits (%) Core Deposits (000's) CVBF has historically enjoyed significantly lower deposit costs than its peers Core deposits have been steady throughout this difficult credit cycle, showing customers' confidence in CVBF and its ability to thrive in the future

18 Geographic diversification, a focus on relationship banking, and a strong credit culture have allowed CVB to mitigate loan losses through this economic downturn CVB has a strong CRE banking team, lending to projects involving apartment buildings, commercial office space and industrial centers Profitable niche in dairy finance lending, currently 12% of total loans 100% of SFR portfolio is owner occupied Source: Q4 2009 earnings release & company reports Source: Q4 2009 earnings release & company reports Total Loans by Type Total Loans by Region *Non-Covered Loans Los Angeles - 32.6% Inland Empire - 21.0% Central Valley - 17.6% Other Areas - 14.0% Orange County - 14.8% Commercial RE - 55% Consumer 1.9% SFR Mortgage 7.4% Municipal Lease Finance Receivables - 4.4% Auto & Equipment 0.8% Dairy & Livestock 11.7% Commercial & Industrial - 11.5% Construction RE 7.3%

19 As of 12/31/2009 CRE loans totaled $1.99 billion, while construction stood at $265.4 million, or 7.3% of total loans. Construction loans totaled $351.5 million at 12/31/08 Of the CRE loans on the balance sheet, 37.3% are owner-occupied $68.5 million of the construction portfolio is related to residential construction, while the remaining $196.9 million is allocated to commercial construction CVBF's land development exposure is limited, which has helped the Bank avoid losses in that struggling asset class. Approximately 25% of the construction portfolio is related to commercial / residential land development Source: Q4 2009 earnings release & company reports Orange County 11.0% Other Areas 8.2% Los Angeles 35.6% Inland Empire 30.6% Central Valley 14.6% Orange County 3.3% San Diego 1.7% Other Areas 17.7% Los Angeles 21.9% Inland Empire 37.4% Central Valley 18.0% 18.0% 18.0% CRE Portfolio by Region $1.99 Billion Construction Portfolio by Region $265.4 Million *Non-Covered Loans

20 As of 12/31/2009 real estate loans totaled $2.3 billion, with the largest allocation going to industrial real estate at $670 million, or 29.7% of RE loans The weighted average owner occupied level for the RE portfolio is approximately 45% CVBF's single family residential portfolio is 100% owner occupied Single family mortgage pools were purchased to diversify the Bank's portfolio as it makes few single family loans; original target metrics - FICO's in the 700-800 range with LTV's in the 60% 80% range. No sub-prime lending Source: Q4 2009 earnings release & company reports Single Family Direct 2.3% Single Family Mortgage Pools 9.5% Multifamily 5.0% Industrial 29.7% Office 17.1% Retail 10.4% Medical 6.0% Secured by Farmland 6.8% Other 13.2% 13.2% 13.2% *Non-Covered Loans

As of 12/31/2009 non-performing assets totaled $73.7 million, of which $69.8 million and $3.9 million were from non-performing loans and OREO, respectively On a peer comparison basis, CVBF's credit metrics are superior NPA's / Loans & OREO: 2.04% vs. 5.24% for peers LLR / NPL's: 156.1% vs. 79.0% for peers NCO's / Avg. Loans: 0.04% vs. 3.37% for peers As of 12/31/2009 over 30 days past due loans totaled 0.29% 21 C&I 4.5% CRE 24.6% SFR Mortgage 16.9% RE Construction Commercial 34.2% RE Construction & Land - Residential 19.8% 19.8% 19.8% 19.8% *Non-Covered Loans Source: Q4 2009 earnings release & other company filings, SNL Financial-peers represent select public CA banks with assets $2 - $22 billion

22 CVBF's strong loan underwriting culture has limited its exposure to problem credits Continued profitability has allowed CVB to build its capital base and reserves for loan losses. losses. losses. losses. Texas Ratio NPA's/Loans & OREO Source: Q4 2009 earnings release & other company filings, SNL Financial-peers represent select public CA banks with assets $2 - $22 billion

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24 24 Return on Average Assets Return on Average Tangible Equity Net Interest Margin Source: Q4 2009 earnings release & other company filings, SNL Financial-peers represent select public CA banks with assets $2 - $22 billion

25 Source: Q4 2009 earnings release & other company filings, SNL Financial-peers represent select public CA banks with assets $2 - $22 billion PF TCE/TA ratio reflects net proceeds of a $115 million common equity raise with a 15% over-allotment option, as well as the redemption of TARP preferred stock PF TCE/TA ratio reflects net proceeds of a $115 million common equity raise with a 15% over-allotment option, as well as the redemption of TARP preferred stock PF TCE/TA ratio reflects net proceeds of a $115 million common equity raise with a 15% over-allotment option, as well as the redemption of TARP preferred stock Tier 1 Capital Ratio Total Risk - Based Capital Ratio Tangible Common Equity/Tangible Assets

26 Source: Q4 2009 earnings release. As of 12/31/2009 securities held-to-maturity were valued at approximately $3.8 million Yield on securities represents the fully taxable equivalent Securities Available For Sale Securities portfolio totaled $2.1 billion at the end of 2009. During 2009, the Bank sold certain short maturity securities and recognized a gain on sale of $28.4 million. The portfolio represents 34.2% of the Bank's total earning assets Virtually all of the Bank's mortgage-backed securities were issued by Freddie Mac or Fannie Mae which have the guarantee of the U.S. government. 95% of the Bank's municipal portfolio contains securities which have an underlying rating of investment grade. California municipals represent only 6.1% of the municipal bond portfolio Government Agency & GSEs 1.0% MBS 30.7% CMO's / REMIC's 36.7% Municipal Bonds 31.5% Yield on securities portfolio: 4.81% portfolio: 4.81% portfolio: 4.81% Other 0.1%

Dec - 07 Mar - 08 June - 08 $7,120 $39,023 ($10,100) $47,439 $42,197 Sep- 09 Dec - 09 $82,480 ($30,331) Sep - 08 Dec - 08 Mar - 09 June - 09 June - 09

Transitioning from a Community Bank to a Regional Bank 28

Citizens Business Bank will become the dominant financial services company operating throughout the state of California, servicing the comprehensive financial needs of the premiere businesses (and their principals) with annual sales/revenues of $1 million to $200 million. 29 29

30 The best privately-held and/or family-owned businesses throughout California Annual revenues of $1-200 million Top 25% in their respective industry Full relationship banking Build 20-year relationships

31 Acquisitions --Banks-- --Trust- -

32 32 Relationship Manager (Bank) Property Management Real Estate Banking International Treasury Services Specialty Banking Construction Lending CitizensTrus t Bankcard SBA Citizens Home Loans Mortgage Brokerage Title Escrow Marketing Citizens Financial Services Government Services Deposit Services Wealth Management Trust Financial Consultants Healthcare Services Professional Services Not for Profit Quarterback Strategy "Our Offense" Customer Credit Management Division

33 --Strategy-- Build infrastructure via new hires Chris Walters, EVP Sean Kraus, SVP & Chief Investment Officer Six new 'sales' hires Build infrastructure via expanded product offerings Open architecture Life Insurance/Annuities, etc. Acquire Registered Investment Advisors

34 As of 12/31/09

Bank Name Date Acquired Geographic Market # of Locations Total Assets (12/31/09) First Coastal Bank June 2007 South Bay 4 /3 $120,814 San Joaquin Bank October 2009 Kern County 5/4 $666,521 (000's) Total: $787,335 Trust Acquisitions --None--

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37 *Covered and Non-Covered

38 Capital and strong Loan Loss Reserves are paramount Strong, disciplined credit underwriting/credit culture Drive low-cost deposits Acquire the customers....don't depend on loss sharing Multiple forms of growth (don't depend on one) Same Store Sales DeNovo Acquisitions Control our destiny; 'earn' independence from the government Focus on relationships not transactions Long-term outlook Build Fee Income

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